                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


             Date of Report (Date of earliest event) August 8, 2001
                                                     --------------



                           BELDEN & BLAKE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Ohio                                0-20100                34-1686642
------------------------------    ------------------------   ------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)



5200 Stoneham Road, North Canton, Ohio                             44720
------------------------------------------                       ---------
(Address of principal executive offices)                         (Zip Code)

                                 (330) 499-1660
                      -------------------------------------
               Registrant's telephone number, including area code

Item 9.  Regulation FD Disclosure

         Belden & Blake Corporation ("Belden & Blake" or the "Company") is furnishing the following information under Item 9 of this Current Report on Form 8-K.

         The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, except if the Company specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of the Exchange Act. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

         The information in this document includes forward-looking statements that are made pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Belden & Blake are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements contained herein. These risks and uncertainties include, but are not limited to, the Company's access to capital, the market demand for and prices of oil and natural gas, the Company's oil and gas production and costs of operation, results of the Company's future drilling activities, the uncertainties of reserve estimates and environmental risks. These and other risks are described in the Company's 10-K and 10-Q reports and other filings with the Securities and Exchange Commission.

2001 OPERATIONAL OUTLOOK

                                                     QUARTER ENDING
                           -------------------------------------------------------------------     YEAR ENDING
                                MARCH 31        JUNE 30        SEPTEMBER 30      DECEMBER 31       DECEMBER 31
                             -------------  --------------   ---------------   --------------   -----------------
                                     (UNAUDITED)                             (ESTIMATED RANGES)
                             -----------------------------   ------------------------------------------------------
                                                   (DOLLARS IN MILLIONS, EXCEPT AS NOTED)

PRODUCTION
  Gas (Mmcf)                         4,483          4,551        4,500 - 4,700      4,800 - 5,000     18,334 - 18,734
  Oil (Mbbls)                          156            162          159 - 165          164 - 170          641 - 653
  Total production (Mmcfe)           5,416          5,520        5,454 - 5,690      5,784 - 6,020     22,180 - 22,652

Production expense per
 Mcfe                             $   1.01         $ 1.03        $1.00 - 1.05      $ 1.00 - 1.05     $  1.01 - 1.04
Production taxes per Mcfe             0.13           0.14         0.10 - 0.12        0.10 - 0.12        0.12 - 0.13

Exploration expense               $    1.4         $  2.2        $ 2.0 - 2.5       $  2.5 - 3.0      $   8.1 - 9.1
General and administrative             1.1            1.0          1.1 - 1.3          1.1 - 1.3          4.3 - 4.7
Gas gathering, marketing and
  oilfield services margin             0.5            1.6          0.8 - 1.0          0.8 - 1.0          3.7 - 4.1

         To manage its exposure to natural gas price volatility, the Company may partially hedge its physical gas sales prices by selling futures contracts on the New York Mercantile Exchange ("NYMEX") or by selling NYMEX based commodity derivative contracts which are placed with major financial institutions that the Company believes are minimal credit risks. The contracts may take the form of futures contracts, swaps, collars or options. The Company's financial results and cash flows can be significantly impacted as commodity prices fluctuate widely in response to changing market conditions. Accordingly, the Company may modify its fixed price contract and financial hedging positions by entering into new transactions or terminating existing contracts. The following table reflects the natural gas volumes and the weighted average prices under financial hedges (including settled hedges), fixed price contracts and costless collars at June 30, 2001:


                                       NATURAL GAS SWAPS                  FIXED PRICE CONTRACTS
                           -----------------------------------------   ---------------------------
                                                          ESTIMATED                    ESTIMATED
                                                          WELLHEAD                     WELLHEAD
                                          NYMEX PRICE      PRICE         ESTIMATED       PRICE
QUARTER ENDING                 BBTU        PER MMBTU      PER MCF          MMCF         PER MCF
-------------------------  ------------  -------------  ------------   -------------  ------------
September 30, 2001               1,950   $       4.50   $      4.65           1,250   $      3.85
December 31, 2001                2,400           4.77          4.99             900          4.40
                           ------------  -------------  ------------   -------------  ------------
                                 4,350   $       4.65   $      4.84           2,150   $      4.08
                           ============  =============  ============   =============  ============

March 31, 2002                   2,550   $       4.95   $      5.20             970   $      4.65
June 30, 2002                    2,550           4.61          4.76             700          4.30
September 30, 2002               2,550           4.61          4.76             620          4.30
December 31, 2002                2,550           4.63          4.84             560          4.45
                           ------------  -------------  ------------   -------------  ------------
                                10,200   $       4.70   $      4.89           2,850   $      4.45
                           ============  =============  ============   =============  ============

                                         NATURAL GAS COLLARS
                           ------------------------------------------------------
                                             NYMEX PRICE           ESTIMATED
                                              PER MMBTU         WELLHEAD PRICE
QUARTER ENDING                  BBTU          FLOOR/CAP             PER MCF
-------------------------  -----------   -------------------  -------------------
March 31, 2003                   1,650   $      3.40 - 5.23   $      3.60 - 5.43
June 30, 2003                    1,650          3.40 - 5.23          3.60 - 5.43
September 30, 2003               1,650          3.40 - 5.23          3.60 - 5.43
December 31, 2003                1,650          3.40 - 5.23          3.60 - 5.43
                           ------------  -------------------  -------------------
                                 6,600   $      3.40 - 5.23   $      3.60 - 5.43
                           ===========   ===================  ===================

         Bbtu - BILLION BRITISH THERMAL UNITS   Mmcf - MILLION CUBIC FEET
         Mmbtu - MILLION BRITISH THERMAL UNITS  Mcf - THOUSAND CUBIC FEET

         At June 30, 2001, the natural gas swaps and collars above represented approximately $17.1 million in unrealized gains.

         The Company currently expects to spend approximately $39 million during 2001 on its drilling and other capital expenditures. The Company currently expects to spend $29.2 million to drill 199 gross (170.2 net) wells in 2001. Approximately 90% of the planned wells are developmental, with the balance categorized as exploratory wells. The Company's actual drilling activity in 2001 will be impacted by the availability of drilling rigs, other oil field goods and services and changes in commodity prices.

         The Company intends to finance its planned capital expenditures through its available cash flow, available revolving credit line and the sale of non strategic assets. At June 30, 2001, the Company had approximately $41.6 million available under its existing revolving credit line.

Signatures
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    August 8, 2001                BELDEN & BLAKE CORPORATION
         ---------------               (Registrant)


                                       By:   /s/ Robert W. Peshek
                                           ---------------------------
                                           Robert W. Peshek, Vice President
                                           and Chief Financial Officer